Exhibit 10.1


              THIRD ADDENDUM TO AMENDED AND RESTATED LOAN AGREEMENT

This Third Addendum to Amended and Restated Loan Agreement ("Addendum") is entered into as of the 26 day of November, 2001, between John Deere Construction and Forestry Company f/k/a John Deere Construction Equipment Company, Deere Credit, Inc. and John Deere Company, A Division of Deere & Company (collectively referred to as the "Lender") and RDO Agriculture Equipment Co. ("RDO Agriculture"), and RDO Equipment Co., RDO Financial Services Co., RDO Material Handling Co., RDO Truck Center Co., RDO Construction Equipment Co. ("RDO Construction") (such entities are referred to herein collectively as the "Borrower").


                                    RECITALS

        A. Pursuant to an Amended and Restated Loan Agreement (the "Agreement"), Lender has extended inventory financing to Borrower;

        B. Borrower and Lender wish to amend the Agreement to reflect their understanding of the terms of the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which is expressly acknowledged, the parties agree as follows:

        1. Capitalized terms not defined in this Addendum shall have the meaning provided to them in this Agreement.

        2. The definition of Line of Credit Rate is amended to read in its entirety as follows:

        "Line of Credit Rate" means a rate equal to the lesser of (i) "Citibank base rate" (the interest announced pubicly from time to time by Citibank, N.A. in New York, New York as it the base rate (or "prime") rate it uses in determining the rate of interest it charges on loans) which was in effect at the close of business on the 15th day of the preceding month minus 0.50%, or (ii) the maximum rate of interest allowed by applicable law. Notwithstanding any other provision contained in this Agreement, at no time shall the Line of Credit Rate be less than 5.00% (five percent) or greater than 8.00% (eight percent)."

        3. Except as expressly modified in this Addendum, all terms and conditions of the Agreement shall remain in full force and effect. This Addendum supersedes all written or oral understandings between the parties relating to the matters described in this Addendum. This Addendum may only be modified by the terms of a written instrument signed by the Lender.

        This Addendum was executed as of the date first above written.

LENDER:                                      BORROWER:

John Deere Construction and Forestry         RDO Equipment Co.
Equipment Company

By:  /s/ Jeffrey N. Miller                   By:  /s/ Thomas K. Espel
     --------------------------                   --------------------------

Its: Division Mgr.                           Its: Treasurer
     --------------------------                   --------------------------


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John Deere Company, a Division of            RDO Financial Services Co.
Deere & Company

By:  /s/ Jeffrey N. Miller                   By:  /s/ Thomas K. Espel
     --------------------------                   --------------------------

Its: Division Mgr.                           Its: Treasurer
     --------------------------                   --------------------------

Deere Credit, Inc.                           RDO Material Handling Co.

By:  /s/ Jeffrey N. Miller                   By:  /s/ Thomas K. Espel
     --------------------------                   --------------------------

Its: Division Mgr.                           Its: Treasurer
     --------------------------                   --------------------------

                                             RDO Truck Center Co.

                                             By:  /s/ Thomas K. Espel
                                                  --------------------------

                                             Its: Treasurer
                                                  --------------------------

                                             RDO Agriculture Equipment Co.

                                             By:  /s/ Thomas K. Espel
                                                  --------------------------

                                             Its: Treasurer
                                                  --------------------------

                                             RDO Construction Equipment Co.

                                             By:  /s/ Thomas K. Espel
                                                  --------------------------

                                             Its: Treasurer
                                                  --------------------------